Residence at Kings Landing Apartments

ASSUMPTION AND RELEASE AGREEMENT
(Guarantor Transfer)

This ASSUMPTION AND RELEASE AGREEMENT (“Agreement”) is dated as of March 31, 2014 by and among JOHN C. PORTA and STAN R. MCCURDY (together, “Original Guarantor”), INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“New Guarantor”), KING’S LANDING LLC, a Delaware limited liability company (“Borrower”), and FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS:

A. Pursuant to that certain Multifamily Loan and Security Agreement dated as of May 24, 2012, executed by and between Borrower and CWCAPITAL LLC, a Massachusetts limited liability company, now known as WALKER & DUNLOP, LLC, a Delaware limited liability company (“Original Lender”) (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Original Lender made a loan to Borrower in the original principal amount of Twenty-One Million Two Hundred Thousand and 00/100 Dollars ($21,200,000.00) (the “Mortgage Loan”), as evidenced by, among other things, that certain Multifamily Note dated as of May 24, 2012, executed by Borrower and made payable to Original Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), which Note has been assigned to Fannie Mae. The current servicer of the Mortgage Loan is WALKER & DUNLOP, LLC, a Delaware limited liability company (“Loan Servicer”).

B. In addition to the Loan Agreement, the Mortgage Loan and the Note are secured by, among other things, (i) a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of May 24, 2012 and recorded at deed book 20004 and page number 1928 in the land records of St. Louis County, Missouri (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”) encumbering the land as more particularly described in Exhibit A attached hereto (the “Mortgaged Property”); and (ii) an Environmental Indemnity Agreement by Borrower for the benefit of Original Lender dated as of the date of the Loan Agreement (the “Environmental Indemnity”).

C. The Security Instrument has been assigned to Fannie Mae pursuant to that certain Assignment of Security Instrument dated as of May 24, 2012 and recorded at deed book 20004 and page number 2217 in the land records of St. Louis County, Missouri.

D. The Loan Agreement, the Note, the Security Instrument, the Environmental Indemnity and any other documents executed in connection with the Mortgage Loan, including but not limited to those listed on Exhibit B to this Agreement, are referred to collectively as the “Loan Documents.” Borrower is liable for the payment and performance of all of Borrower’s obligations under the Loan Documents.

E. Original Guarantor is liable under the Guaranty of Non-Recourse Obligations dated as of May 24, 2012 (the “Guaranty”).

F. Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae.

G. Fannie Mae has been asked to consent to (a) a transfer of an ownership interest in Borrower (the “Transfer”), and (b) the assumption by New Guarantor of the obligations of Original Guarantor under the Guaranty (the “Guarantor Assumption“ and together with the Transfer, the “Transaction”).

H. Fannie Mae has agreed to consent to the Transaction subject to the terms and conditions stated below.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals.

The recitals set forth above are incorporated herein by reference.

2. Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. The following terms, when used in this Agreement, shall have the following meanings:

“Amended Loan Agreement” means either (a) the Amendment to Multifamily Loan and Security Agreement executed by Borrower and Fannie Mae dated as of even date herewith, together with the Loan Agreement, or (b) the Amended and Restated Multifamily Loan and Security Agreement executed by Borrower and Fannie Mae dated as of even date herewith.

“Claims” means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Original Guarantor, or any of its partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Mortgage Loan, but in each case only to the extent permitted by applicable law.

“Indemnitees” means, collectively, Original Lender, Fannie Mae, Loan Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.

“Transfer Fee” means $212,000.00.

3. Assumption by New Guarantor; Release of Original Guarantor.

New Guarantor hereby assumes all liability of Original Guarantor under the provisions of the Guaranty.

In reliance on Original Guarantor’s and New Guarantor’s representations and warranties in this Agreement, Fannie Mae releases Original Guarantor from all of its obligations under the Guaranty other than for liability pursuant to this Agreement or the provisions of the Guaranty relating to the Environmental Indemnity for any liability that relates to the period prior to the date hereof, regardless of when such environmental liability is discovered. If any material element of the representations and warranties made by Original Guarantor contained herein is false as of the date of this Agreement, then the release set forth in this Section 3 will be cancelled as of the date of this Agreement and Original Guarantor will remain obligated under the Guaranty as though there had been no such release.

4. Original Guarantor’s Representations and Warranties.

Original Guarantor represents and warrants to Fannie Mae as of the date of this Agreement that:

(a) there are no defenses, offsets or counterclaims to the Guaranty;

(b) there are no defaults by Original Guarantor under the provisions of the Guaranty; and

(c) all provisions of the Guaranty are in full force and effect.

5. New Guarantor’s Representations and Warranties.

New Guarantor represents and warrants to Fannie Mae as of the date of this Agreement that New Guarantor does not have any knowledge that any of the representations made by Original Guarantor in Section 4 above are not true and correct.

6. Consent to Guarantor Assumption.

(a) Fannie Mae hereby consents to the Transaction, subject to the terms and conditions set forth in this Agreement. Fannie Mae’s consent to the Transaction is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender’s consent pursuant to the terms of the Loan Agreement.

(b) Original Guarantor and New Guarantor understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

7. Liability of Borrower.

Nothing set forth herein shall release or change the liability of Borrower or any other party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Guaranty and the other Loan Documents.

8. Amendment and Modification of Loan Documents.

As additional consideration for Fannie Mae’s consent to the Transaction as provided herein, Borrower, New Guarantor and Fannie Mae hereby agree to a modification and amendment of the Loan Documents as set forth in the Amended Loan Agreement.

9. Consent to Key Principal Change.

The parties hereby agree that the party identified as the Key Principal in the Loan Agreement is hereby changed to Independence Realty Operating Partnership, LP, a Delaware limited partnership.

10. Limitation of Amendment.

Except as expressly stated herein, all terms and conditions of the Loan Documents, including the Loan Agreement, Note, Security Instrument and Guaranty, shall remain unchanged and in full force and effect.

11. Further Assurances.

Borrower, Original Guarantor and New Guarantor agree at any time and from time to time upon request by Fannie Mae to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Fannie Mae, may be necessary in order to assure to Fannie Mae the full benefits of the amendments contained in this Agreement.

12. Modification.

This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified by this Agreement, the Guaranty shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the other Loan Documents, which are incorporated herein by reference. New Guarantor hereby ratifies the agreements made by Original Guarantor to Fannie Mae in connection with the Mortgage Loan and agrees that, except to the extent modified hereby, all of such agreements remain in full force and effect.

13. Costs.

Borrower, New Guarantor and Original Guarantor agree to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and the Loan Servicer in connection with Fannie Mae’s consent to and approval of the Transaction, and the Transfer Fee in consideration of the consent to the Transaction.

14. Financial Information.

Borrower and New Guarantor represent and warrant to Fannie Mae that all financial information and information regarding the management capability of New Guarantor provided to the Loan Servicer or Fannie Mae was true and correct as of the date provided to the Loan Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

15. Indemnification.

(a) Borrower, Original Guarantor and New Guarantor each unconditionally and irrevocably releases and forever discharges the Indemnitees from all Claims, agrees to indemnify the Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Mortgaged Property. Notwithstanding the foregoing, Original Guarantor shall not be responsible for any Claims arising from the action or inaction of New Guarantor and New Guarantor shall not be responsible for any Claims arising from the action or inaction of Original Guarantor.

(b) This release is accepted by Fannie Mae and Loan Servicer pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party.

(c) Original Guarantor and New Guarantor each hereby represents and warrants that it has not assigned, pledged or contracted to assign or pledge any Claim to any other person.

16. Governing Law; Consent to Jurisdiction and Venue.

Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

17. Notice.

(a) Process of Serving Notice.

All notices under this Agreement shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at its respective address set forth at the end of this Agreement; and

(3) deemed given on the earlier to occur of:

(A) the date when the notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.

(b) Change of Address.

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties to this Agreement in accordance with this Section 17.

(c) Default Method of Notice.

Any required notice under this Agreement which does not specify how notices are to be given shall be given in accordance with this Section 17.

(d) Receipt of Notices.

No party to this Agreement shall refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

18. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

19. Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. This Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by written agreement signed by the parties hereto.

20. Construction.

(a) The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

(b) Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement, if any, are incorporated by reference into this Agreement.

(c) Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever a party’s knowledge is implicated in this Agreement or the phrase “to the knowledge” of a party or a similar phrase is used in this Agreement, such party’s knowledge or such phrase(s) shall be interpreted to mean to the best of such party’s knowledge after reasonable and diligent inquiry and investigation.

(g) Unless otherwise provided in this Agreement, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.

(h) Unless otherwise provided in this Agreement, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(i) All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(j) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

21. WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Remainder of Page Intentionally Blank]IN WITNESS WHEREOF, the parties have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, the parties intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.

ORIGINAL GUARANTOR:

/s/ John C. Porta

Name:	John C. Porta
Address:	c/o MLP Management, LLC

1242	Strassner Drive

Brentwood, Missouri 63144

Email address: JPorta@mlpllc.com

STATE OF MISSOURI

CITY/COUNTY OF ST. LOUIS, ss:

On this 27 day of March, 2014, before me, the undersigned, a Notary Public in and for the City/County and State aforesaid, personally appeared Stan R. McCurdy, personally known to me, and the same person who executed the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal on the day and year last above written.

/s/ Michaela D. Siress

Notary Public

My Commission Expires: March 16, 2017

ORIGINAL GUARANTOR:

/s/ Stan R. McCurdy

Name:	Stan R. McCurdy
Address:	c/o MLP Management, LLC

1242	Strassner Drive

Brentwood, Missouri 63144

Email address: SMCCurdy@mlpllc.com

STATE OF MISSOURI

CITY/COUNTY OF ST. LOUIS, ss:

On this 27 day of March, 2014, before me, the undersigned, a Notary Public in and for the City/County and State aforesaid, personally appeared Stan R. McCurdy, personally known to me, and the same person who executed the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal on the day and year last above written.

/s/ Michaela D. Siress

Notary Public

My Commission Expires: March 16, 2017

NEW GUARANTOR:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: Independence Realty Trust, Inc., a Maryland corporation, its general partner

By: Independence Realty Advisors, LLC, a Delaware limited liability company, its authorized agent

By: /s/ Scott Schaeffer
Name: Scott Schaeffer
Title: CEO

Notice Address:
c/o Independence Realty Advisors, LLC

Cira Centre
2929 Arch Street, 17th Floor
Philadelphia, Pennsylvania 19104
Attention: Farrell Ender, President

STATE OF PA

CITY/COUNTY OF PHILADLEHIA, ss:

On this 25th day of March, 2014, before me, the undersigned, a Notary Public in and for the City/County and State aforesaid, personally appeared Scott Schaeffer, personally known to me and known to me to be the CEO of Independence Realty Advisors, LLC, a Delaware limited liability company, authorized agent of Independence Realty Trust, Inc., a Maryland corporation, general partner of Independence Realty Operating Partnership, LP, a Delaware limited partnership, and the same person who executed the foregoing instrument, and duly acknowledged said execution to be for and on behalf of and as the act and deed of said limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal on the day and year last above written.

/s/ Renee D. Foster

Notary Public

My Commission Expires:      1/20/2018

BORROWER:

KING’S LANDING LLC, a Delaware limited liability company

By: Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland corporation, its general partner

By: Independence Realty Advisors, LLC, a Delaware limited liability company, its authorized agent

By: /s/ Scott Schaeffer
Name: Scott Schaeffer
Title: CEO

Notice Address:
c/o Independence Realty Advisors, LLC

Cira Centre
2929 Arch Street, 17th Floor
Philadelphia, Pennsylvania 19104
Attention: Farrell Ender, President

STATE OF PA

CITY/COUNTY OF PHILADLEHIA, ss:

On this 25th day of March, 2014, before me, the undersigned, a Notary Public in and for the City/County and State aforesaid, personally appeared Scott Schaeffer, personally known to me and known to me to be the CEO of Independence Realty Advisors, LLC, a Delaware limited liability company, authorized agent of Independence Realty Trust, Inc., a Maryland corporation, general partner of Independence Realty Operating Partnership, LP, a Delaware limited partnership, and the same person who executed the foregoing instrument, and duly acknowledged said execution to be for and on behalf of and as the act and deed of said limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal on the day and year last above written.

/s/ Renee D. Foster

Notary Public

My Commission Expires:      1/20/2018

FANNIE MAE:

By: Walker & Dunlop, LLC, a Delaware limited

liability company, its Servicer

By: /s/ Jenna Treible
Name: Jenna Treible
Title: Vice President

Notice Address:	c/o Walker & Dunlop, LLC 7501 Wisconsin Avenue Suite 1200E Bethesda, Maryland 20814

STATE OF GEORGIA

CITY/COUNTY OF DEKALB, ss:

On this 21st day of March, 2014, before me, the undersigned, a Notary Public in and for the City/County and State aforesaid, personally appeared Jenna Treible, personally known to me and known to me to be the Vice President of Walker & Dunlop, LLC, a Delaware limited liability company, as Servicer for Fannie Mae, and the same person who executed the foregoing instrument, and duly acknowledged said execution to be for and on behalf of and as the act and deed of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal on the day and year last above written.

/s/ Holly S. Shonosky

Notary Public

My Commission Expires: September 5, 2016

EXHIBIT A to
ASSUMPTION AND RELEASE AGREEMENT
(Guarantor Transfer)

Adjusted Lot 1 of the Boundary Adjustment Plat of Lots 1-4 of Ballas Home Place and part of Lot 6 of Studt’s Home Place, according to the plat thereof recorded in Plat Book 352 page 605 of the St. Louis County Records.

EXHIBIT B to
ASSUMPTION AND RELEASE AGREEMENT
(Guarantor Transfer)

1.	Multifamily Loan and Security Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of May 24, 2012 by and between KING’S LANDING LLC, a Delaware limited liability company, doing business in Missouri as Kings Landing, LLC, and CWCAPITAL LLC, a Massachusetts limited liability company, now known as WALKER & DUNLOP, LLC, a Delaware limited liability company.

2.	Multifamily Note dated as of May 24, 2012, by KING’S LANDING LLC, a Delaware limited liability company, doing business in Missouri as Kings Landing, LLC for the benefit of CWCAPITAL LLC, a Massachusetts limited liability company, now known as WALKER & DUNLOP, LLC, a Delaware limited liability company (including any amendments, riders, exhibits, addenda or supplements, if any).

3.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of May 24, 2012, by KING’S LANDING LLC, a Delaware limited liability company, doing business in Missouri as Kings Landing, LLC, to Steven M. Leigh, as trustee, for the benefit of CWCAPITAL LLC, a Massachusetts limited liability company, now known as WALKER & DUNLOP, LLC, a Delaware limited liability company.

4.	Assignment of Management Agreement dated as of the date hereof by and among Borrower, Lender and Jupiter Communities, LLC d/b/a RAIT Residential.

5.	Guaranty of Non-Recourse Obligations dated as of May 24, 2012 executed by John C. Porta and Stan R. McCurdy to and for the benefit of Original Lender.

6.	Environmental Indemnity Agreement dated as of May 24, 2012 executed by Borrower to and for the benefit of Original Lender.